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EXHIBIT 32.2

SUPERNUS PHARMACEUTICALS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Supernus Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory S. Patrick, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2014	By:	/s/ GREGORY S. PATRICK Gregory S. Patrick Vice President and Chief Financial Officer

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  EXHIBIT 32.2
SUPERNUS PHARMACEUTICALS, INC. CERTIFICATION PURSUANT TO 18 U.S.C. sec. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002